POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Thomas Buberl
Thomas Buberl, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Barbara Fallon-Walsh
Barbara Fallon-Walsh, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Gerald Harlin
Gerald Harlin, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Daniel G. Kaye
Daniel G. Kaye, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 25th day of March, 2019.

/s/ Bertrand Poupart-Lafarge
Bertrand Poupart-Lafarge, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Anders B. Malmstrom
Anders B. Malmstrom, Senior Executive Vice President and Chief Financial Officer

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Andrea Nitzan
Andrea Nitzan, Senior Vice President, Chief Accounting Officer and Controller

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Mark Pearson
Mark Pearson, Chairman of the Board, Chief Executive Officer and Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 15th day of March, 2019.

/s/ Bertram Scott
Bertram Scott, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 25th day of March, 2019.

/s/ George Stansfield
George Stansfield, Director

MLOA

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the “Company”), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

MONY America Variable Account A (811-05166)

033-14362

033-20453

033-20696

333-59717

333-72632

333-91776

333-92066

Form N-4 registration statements to be filed as necessary.

MONY America Variable Account K (811-22886)

333-191149

333-191150

333-207014

333-229237

333-229238

Form N-6 registration statements to be filed as necessary.

MONY America Variable Account L (811-04234)

002-95990

033-82570

333-56969

333-64417

333-72578

333-72596

333-104162

333-134304

Form N-6 registration statements to be filed as necessary.

MLOA

MONY America Variable Account S (811-05100)

033-13183

Form N-6 registration statements to be filed as necessary.

MONY Life Insurance Company of America

333-210276

333-223704

333-229747

Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option®.

Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

The undersigned has hereunto set his or her hand this 25th day of March, 2019.

/s/ Karima Silvent
Karima Silvent, Director

MLOA